EXHIBIT (h)(16)

                                 THE ARBOR FUND
                       THE HANCOCK HORIZON FAMILY OF FUNDS

                               AMENDED SCHEDULE A
                            DATED AUGUST 12, 2008 TO
                  SHAREHOLDER SERVICES PLAN DATED MAY 31, 2000

------------------------------------- ----------------------------------- -----------------------------------
PORTFOLIO                                      CLASS OF SHARES                           FEES
------------------------------------- ----------------------------------- -----------------------------------
Treasury Securities Money Market                      A                                 0.25%
Fund
------------------------------------- ----------------------------------- -----------------------------------
                                             Institutional Sweep                        0.25%
------------------------------------- ----------------------------------- -----------------------------------
Tax Exempt Money Market Fund                          A                                 0.25%
------------------------------------- ----------------------------------- -----------------------------------
Strategic Income Bond Fund                            A                                 0.25%
------------------------------------- ----------------------------------- -----------------------------------
                                                      C                                 0.25%
------------------------------------- ----------------------------------- -----------------------------------
Value Fund                                            A                                 0.25%
------------------------------------- ----------------------------------- -----------------------------------
                                                      C                                 0.25%
------------------------------------- ----------------------------------- -----------------------------------
Growth Equity Fund                                    A                                 0.25%
------------------------------------- ----------------------------------- -----------------------------------
                                                      C                                 0.25%
------------------------------------- ----------------------------------- -----------------------------------
Burkenroad Reports Fund                               A                                 0.25%
------------------------------------- ----------------------------------- -----------------------------------
                                                      D                                 0.25%
------------------------------------- ----------------------------------- -----------------------------------
Diversified International Fund                        A                                 0.25%
------------------------------------- ----------------------------------- -----------------------------------
                                                      C                                 0.25%
------------------------------------- ----------------------------------- -----------------------------------
Quantitative Long/Short Fund                          A                                 0.25%
------------------------------------- ----------------------------------- -----------------------------------
                                                      C                                 0.25%
------------------------------------- ----------------------------------- -----------------------------------